March 3, 2006

Supplement

SUPPLEMENT DATED MARCH 3, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INFORMATION FUND
Dated July 29, 2005

The second and third paragraphs of the section of the Prospectus titled ‘‘Fund Management’’ are hereby replaced by the following:

The Fund is managed by members of the Sector Funds team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are David Walker, an Executive Director of the Investment Adviser, and Mary Jayne Maly, a Managing Director of the Investment Adviser.

Mr. Walker has been associated with the Investment Adviser in an investment management capacity since October 1990 and began managing the Fund in February 2006. Ms. Maly has been associated with the Investment Adviser in an investment management capacity since November 1992 and began managing the Fund in February 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37929SPT-02